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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors
ScanSource, Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in this prospectus.

                                 /s/ KPMG Peat Marwick LLP


Greenville, South Carolina
April 24, 1998